EXHIBIT 99

Intergraph Corporation Investor Presentation February 15, 2006

This presentation contains forward-looking statements (all statements other than those made solely with respect to historical fact) within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, any projections about revenue, operating income levels, margins, settlement costs associated with the Company's Accelerated Stock Buyback; market conditions, the Company's organizational realignment and cost reduction efforts, and their anticipated impact on the Company and its divisions and business units; expectations regarding future results and cash flows; information regarding the development, timing of introduction, exportability and performance of new products; the Company's ability to win new orders and any statements of the plans, strategies, expectations and objectives of management for future operations; and any statements regarding Intergraph's plans or expectations regarding its intellectual property. Forward- looking statements are subject to known and unknown risks and uncertainties (some of which are beyond the Company's control) that could cause actual results to differ materially from those anticipated in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, potential adverse outcomes in our efforts to improve our revenue and operating performance (including uncertainties with respect to the timing and magnitude of any expected improvements); potential adverse outcomes or consequences associated with the Company's organizational realignment; potential obsolescence of the Company's intellectual property, exhaustion of the Company's intellectual property rights, and changes in the market value of licensed products; expected costs to settle the Company's Accelerated Stock Buyback; potential adverse effects from our efforts to protect our intellectual property, or other potential litigation, compliance or enforcement matters; the ability, timing, and costs (including the calculation of success and other fees) to enforce and protect the Company's intellectual property rights; material changes with respect to our business, litigation, or the securities markets (including the market for Intergraph common stock and any adjustments relating to the Accelerated Stock Buyback); risks associated with doing business internationally (including foreign currency fluctuations and export controls); worldwide political and economic conditions and changes; increased competition; rapid technological change; unanticipated changes in customer requirements; ability to attract or retain key personnel; the ability to access, export or deliver the technology necessary to compete in the markets served; risks associated with various ongoing litigation and compliance matters; and other risks detailed in our press releases or in our annual, quarterly, or other filings with the Securities and Exchange Commission. The Company undertakes no obligation to make any revision to any forward-looking statement or to update any such statement to reflect events or circumstances occurring after the date thereof. Intergraph and the Intergraph logo are registered trademarks of Intergraph Corporation. Other brands and product names are trademarks of their respective owners. Forward-Looking Statements

Intergraph Business Overview Security, Government & Infrastructure (SG&I) Division Process, Power & Marine (PP&M) Division Intergraph Strategy Discussion Intergraph Financial Summary Agenda

A. Intergraph Business Overview

Intergraph Profile NASDAQ: INGR Business Overview: A leading global provider of Spatial Information Management (SIM) software Spatial technologies enable customers to manage and understand complex data through intelligent visual representations Governments and businesses in over 60 countries rely on our software and services Financial Overview:

Intergraph Business Overview Public safety agencies protecting nearly 500 million people around the world National, regional and local governments in 80% of the world's largest countries 39 of the 50 state departments of transportation in the United States 30 of the top 35 Fortune Global 500 chemical, petroleum & pharmaceutical companies 30 of the top 35 Fortune Global 500 chemical, petroleum & pharmaceutical companies 30 of the top 35 Fortune Global 500 chemical, petroleum & pharmaceutical companies 30 of the top 35 Fortune Global 500 chemical, petroleum & pharmaceutical companies 30 of the top 35 Fortune Global 500 chemical, petroleum & pharmaceutical companies Spatial Information Management (SIM) Process, Power & Marine Security, Government & Infrastructure Industry-leading plant & ship design and information management software Geospatially-enabled security, military and infrastructure software & services Annual Revenue: ~$410 million Annual Revenue: ~$170 million

Intergraph possesses an intellectual property (IP) portfolio, which it protects through licensing and litigation efforts: Among others, Intergraph has three families of patents defining specific computer architectures: Parallel Instruction Computing (PIC) patents Clipper cache memory management patents High-Availability SuperServer clustering patents Generated over $875 million in pre-tax earnings through licensing and litigation from 2002 through December 2005: $675 million from Intel $141 million from Hewlett-Packard $18 million from Texas Instruments $15 million from AMD plus future % of certain profits, if any $12 million from Gateway/eMachines plus certain future per unit royalties $10 million from IBM $10 million from Fujitsu Intergraph has a minority ownership position in Bentley Systems, Inc.: Private software company based in Exton, Pennsylvania Annual revenue of more than $300 million Intergraph Non-Operating Assets

B. Security, Government & Infrastructure (SG&I) Division

Security, Government & Infrastructure (SG&I) Intergraph provides software & integration services to security, government and infrastructure organizations around the world Intergraph's geospatially-enabled software allows organizations to protect, manage and analyze high-value assets, incidents & infrastructure Industry: Customers: Public Safety & Government Federal, Military & Intelligence Utilities & Communications Transportation Transportation

SG&I Market Overview



Federal, Military & Intelligence ($1B+)


18%

SG&I Revenue ~$185M



Public Safety & Government (~$900M)


13%

SG&I Revenue ~$115M



Transportation (~$875M)


6%

SG&I Revenue ~$50M



Utilities & Comm. (~$675M)


9%

SG&I Revenue ~$60M

Source: Intergraph Internal Estimates

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SG&I Product Framework Software designed to create a common operational picture that enables organizations to Capture, Manage, Analyze, Integrate, and then Act on unorganized & complex data Links spatial awareness, incident command, intelligent video, and sensor information into a single system and integrates with local, state & federal government agencies single system and integrates with local, state & federal government agencies single system and integrates with local, state & federal government agencies single system and integrates with local, state & federal government agencies single system and integrates with local, state & federal government agencies Analyze Capture Manage Integrate Common Operational Picture GEOSPATIAL TECHNOLOGY DATA

SG&I Product Matrix

- Differentiated combination of geospatially-enabled technology and integration services that address the specific needs of our core industries

GEOSPATIAL TECHNOLOGY

Capture	Manage	Analyze	Integrate
GeoMedia	GeoMedia	GeoMedia Grid	Integration Services Expertise
I/CAD CallTalker	I/CAD Dispatcher	ImageScout	Intergraph Workforce Includes Over 500 U.S. Federally-Cleared Services Personnel
I/Sensor	I/Mobile	Video Analyst	
I/Alarm	TerraShare		
I/LEADS	IntelliWhere		
G/Technology	G/Technology		
DMC	FRAMME		
ImageStation	InService		

CORE INDUSTRIES

Federal, Military & Intelligence



Public Safety & Government



Transportation



Utilities & Comm.



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Customer Case Study: New York MTA New York Metropolitan Transportation Authority (MTA) subways, buses and railroads transport 2.4 billion New Yorkers per year; MTA bridges and tunnels carry nearly 300 million vehicles annually Intergraph was selected as part of Lockheed Martin's team providing a comprehensive upgrade to MTA's electronic security operations infrastructure Needs: Security solution that electronically connects emergency response & recovery services, and enhances detection & deterrent functions System that more efficiently manages MTA information and optimizes the utilization of critical security resources Solution: Intergraph Command and Control solution, including incident and records management software and mobile solutions with alarm system and intelligent video integration (foundational technology for Emergency Operation Center, or EOC) Potential Benefits: Enables security personnel to more effectively deter, detect, alert, protect, respond and recover from any situation, threat or incident Early detection & threat monitoring around perimeter & buffer zones Comprehensive incident tracking and real-time incident analysis

Needs: Coordinated emergency response between city and county police & fire agencies Solution: Intergraph Incident Command software utilized by Federal, State & Local-levels of government Potential Benefits: Provides centralized emergency response capabilities First interoperable Federal, State & Local Emergency Operations Center (EOC) in United States Enables first-responders from multiple agencies to share real-time information Los Alamos National Laboratory is operated by the University of California for the National Nuclear Security Administration of the U.S. Department of Energy Intergraph implemented a multi-agency incident command system as the foundational technology for the security solution for this critical government installation Customer Case Study: Los Alamos National Labs

Customer Case Study: German Federal Police Customer Case Study: German Federal Police Needs: Implement modernized law enforcement technologies Address heightened homeland security needs Solution: Intergraph Incident Command software and Automatic Vehicle Location (AVL) solution Potential Benefits: Optimizes coordination of countrywide activities through command & control infrastructure Helps shorten response times for first-responders Immediately alerts additional staff and provides mobile units with real-time information Digital mapping availability enables more effective and coordinated manhunts German Federal Police are responsible for providing public safety at airports, railways and federal borderlines, as well as on the high seas Intergraph implemented command & control systems at several locations throughout the country

Needs: Transportation Web portal enabling SCDOT employees to analyze weather conditions and plan evacuation routes Integration of multiple data sources and distribution of geospatial information and other digital data on the Web Solution: Intergraph GeoMedia WebMap and integration services Potential Benefits: Decision-makers have real-time evacuation information SCDOT employees can survey evacuation routes, traffic volume, speed data, road closures, and weather conditions Information can be communicated to highway managers and the general public via the Web Customer Case Study: South Carolina DOT South Carolina Department of Transportation (SCDOT) services more than 41,000 miles of roads, highways & bridges, and prides itself in using innovative solutions to provide citizens with safe & efficient transportation Intergraph worked with the SCDOT to develop and implement an enterprise-wide transportation Web portal to be used in the event of inclement weather, hurricanes, or other incidents

Customer Case Study: Florida Progress Energy Customer Case Study: Florida Progress Energy Needs: System that provides dynamic/real-time information Mobile computing capabilities Achieve 100% digital environment Solution: Intergraph FRAMME-based GIS technology and InService outage management system Potential Benefits: Consolidation of three dispatch centers into a single facility Automatic outage prediction & analysis for improved customer service Real-time monitoring of crew locations and minimal use of paper forms & voice communication in the field Progress Energy Florida serves over 1.5 million electric customers across 30 counties in Florida Intergraph implemented an integrated software suite for GIS-based facility mapping, automated outage & mobile workforce management, and automatic vehicle location capabilities outage & mobile workforce management, and automatic vehicle location capabilities outage & mobile workforce management, and automatic vehicle location capabilities outage & mobile workforce management, and automatic vehicle location capabilities

C. Process, Power & Marine (PP&M) Division

Process, Power & Marine (PP&M) Intergraph provides software to the oil & gas, power, shipbuilding, pharmaceutical and chemical industries around the world Intergraph software enables the design of plants & ships and provides the information management capabilities to build and operate those facilities management capabilities to build and operate those facilities management capabilities to build and operate those facilities management capabilities to build and operate those facilities management capabilities to build and operate those facilities Industry: Customers: Engineering, Procurement & Construction (EPC) Owners / Operators (O/O)

PP&M Market Overview PP&M Revenue ~$5M PP&M Revenue ~$40M PP&M Revenue ~$125M Onshore (~$300M) Offshore (~$150M) Shipbuilding (~$100M) Source: Intergraph Internal Estimates 42% 27% 5% PP&M PP&M

PP&M SmartPlant Enterprise Suite

- SmartPlant Enterprise suite creates, captures & maintains engineering information and knowledge throughout a plant's design and operation life-cycle

SmartPlant Enterprise Suite		
Schematics	**Modelling**	**Materials & Project Management**
SmartPlant P&ID	SmartPlant 3D	MARIAN
SmartPlant Instrumentation	PDS	
SmartPlant Electrical	IntelliShip	
SmartSketch	SmartPlant Review	
Integration and Information Management		
SmartPlant Foundation		
Solution Engineering Services		

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Customer Case Study: Bechtel Needs: Complete solution portfolio for plant design & engineering information management Solution: Intergraph SmartPlant portfolio, Plant Design System (PDS) and related software Solidifies a more than 25-year relationship between the two companies Potential Benefits: Improves Bechtel's project execution & reduces design rework More efficient & accurate project information management, leading to better operational decisions Increases capture of engineering knowledge and preservation of intellectual capital Bechtel is one of the world's largest engineering, construction & project management companies Intergraph recently signed a multi-year, multi-million dollar Global Alliance Agreement with Bechtel, providing the company unlimited use of Intergraph's plant design & engineering software

Customer Case Study: SINOPEC Needs: Standardize and enhance technology & processes for SINOPEC's subordinate engineering companies Solution: Intergraph SmartPlant & PDS software, as well as technical support and consulting services SINOPEC's subordinate engineering companies have used Intergraph's software for more than 10 years Potential Benefits: Reduces project execution and administrative costs Enhances competitive advantage of SINOPEC's engineering companies with standardization of software and additional technical support services China Petroleum and Chemical Corporation (SINOPEC) is the largest petrochemical producer and crude oil refiner in Asia Intergraph & SINOPEC recently entered into a long-term strategic relationship, allowing SINOPEC's subordinate engineering companies access to Intergraph's plant design & engineering software subordinate engineering companies access to Intergraph's plant design & engineering software subordinate engineering companies access to Intergraph's plant design & engineering software subordinate engineering companies access to Intergraph's plant design & engineering software subordinate engineering companies access to Intergraph's plant design & engineering software

Customer Case Study: Samsung Heavy Industries Needs: Modernize & improve design system to more effectively compete with other Korean and Chinese shipbuilders Solution: Intergraph IntelliShip 3D modeling and engineering marine design software Potential Benefits: Improves productivity and reduces errors & design rework Reduces labor and time expended on drawing production as well as improving fabrication planning Improves 3D product models, enhancing discussions between ship owners and production managers Increases capture of engineering knowledge and reuse of ship designs Samsung Heavy Industries (SHI), an affiliate of Korea's Samsung, is one of the largest shipbuilding, offshore and construction companies in the world SHI recently began implementing Intergraph's IntelliShip software for all shipbuilding projects

D. Intergraph Strategy Discussion

Intergraph Strategic Plan Initiatives Focus assets & resources on core industries where Intergraph has differentiated capabilities and market opportunities are attractive: Highly relevant to current global environment with favorable market trends Target markets are large & growing with estimated annual customer spend of more than $3 billion History of technology innovation & leadership in core industries with existing global customer base in more than 60 countries Consolidate operations to better position Intergraph to seek margin expansion and software-led revenue growth: Enhance operational efficiency Reduce overall cost structure of the Company Increase software content as percentage of total revenue Improve revenue growth rate over time Maintain track record of solid corporate governance & responsible allocation of capital: Commitment to sound governance validated with recent ISS Corporate Governance Quotient of 97+% relative to Russell 3000 index Repurchased over 25 million shares for $640 million since late 2001 (prior to any ASB make-up payment), reducing total share count by approximately 40%

NOW: Change Strategic Initiatives: Vision, Mission, Culture Strategic Plan Capital structure & allocation Rebranding effort Corporate Governance Top-grading program Results: FY 2004 operating income more than doubled over 2003 ISS Corporate Governance score increased to 97+% To date, repurchased over 25M shares for $640M (prior to any ASB make-up payment) ASB make-up payment) ASB make-up payment) ASB make-up payment) ASB make-up payment) ASB make-up payment) ASB make-up payment) ASB make-up payment) ASB make-up payment) NEXT: Improve Strategic Initiatives: Focus assets & resources on core industries Consolidate operations to better position Intergraph to seek margin expansion & software-led revenue growth Maintain track record of solid corporate governance & responsible allocation of shareholder's capital Goals: Alignment with Strategic Plan Benchmark performance Reduce overall cost structure Performance-based culture Performance-based culture Performance-based culture Performance-based culture Performance-based culture Performance-based culture AFTER-NEXT: Expand Strategic Initiatives: Accelerate revenue growth Potential change in industry landscape Company or market expansion Transformation opportunities Goals: Above industry performance Turnaround complete Sustained growth stage Intergraph Three-Phase Business Transformation 2003 - 2004 2005 - 2006 2007 and Beyond

NOW: Change NEXT: Improve Intergraph Metric FY 2003 FY 2005 % Change Systems & Services Orders $394.4M $468.8M 19% Ending Backlog $193.3M $244.7M 27% Total Revenue $526.0M $577.6M 10% Gross Margin 47.9% 50.6% 6% Op Income Before Restructuring [a] $17.3M $44.2M 155% Op Margin Before Restructuring [a] 3.3% 7.6% 130% Operating Income $13.4M $32.5M 143% Operating Margin 2.5% 5.6% 124% Weighted Avg. Diluted Shares O/S 47.6M 31.9M (33%) Average Number of Employees 3,721 3,432 (8%) Annual Revenue per Employee $141k $168k 19% Intergraph Business Transformation Progress [a] Non-GAAP Financial Measures.

E. Intergraph Financial Summary

2003 2004 2005 526.003 551.098 578 2003 2004 2005 17.32 34.92 44.17 2003 2004 2005 13.368 34.094 32.49 Annual Financial Results (2003 - 2005) Revenue Operating Income (Operating Margin) Operating Income Before Restructuring (Operating Margin) (dollars in millions) Operating Income CAGR of 56% Revenue CAGR of 5% Operating Income Before Restructuring CAGR of 60% 2.5% 6.2% 3.3% 6.3% 5.6% 7.6%

2003 2004 2005 526.003 551.098 577.617 Quarterly & Annual Revenue Results (2003 - 2005) Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 120.553 127.347 133.583 144.52 132.285 137.963 134.678 146.172 136.488 145.355 149.876 145.898 Quarterly Revenue (dollars in millions) Annual Revenue Revenue CAGR of 5% 2003 2004 2005

Quarterly & Annual Operating Results (2003 - 2005) Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 4.235 2.859 5.485 0.789 7.553 9.151 7.55 9.84 5.897 9.791 6.449 10.353 (dollars in millions) 2003 2004 2005 13.368 34.094 32.49 Quarterly Operating Income Annual Operating Income (Operating Margin) 5.6% 6.2% 2.5% Operating Income CAGR of 56% 2003 2004 2005

2003 2004 2005 17.32 34.92 44.17 Quarterly & Annual Operating Results (2003 - 2005) Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 4.235 2.859 5.485 4.741 8.379 9.151 7.55 9.84 7.591 11.775 11.737 13.067 (dollars in millions) Quarterly Operating Income Before Restructuring Annual Operating Income Before Restructuring (Operating Margin) 7.6% 6.3% 3.3% Operating Income Before Restructuring CAGR of 60% 2003 2004 2005

Intergraph Revenue Percentage by Region * Based on Intergraph 2005 Revenue United States - 49% Europe - 31% Asia Pacific - 12% Canada - 5% Intergraph is a global company with customers in more than 60 countries and over 50% of revenue generated outside the United States ROW - 3%

INGR Performance vs. NASDAQ Last Five Years

INTERGRAPH



As of 2/13/06
INGR Daily
NASDAQ
+600%
+500%
+400%
+300%
+200%
+100%
+0%
-100%
2002
2003
2004
2005
2006
Volume (Millions)
6.0M
4.0M
2.0M
0.0M

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Intergraph Summary Highlights We believe Intergraph's software is highly relevant to the current global environment: Heightened security concerns and ever-present terrorist threats Increased adoption of spatially-enabled/location-aware solutions High oil prices and rising global energy demands We believe Intergraph's target markets are large and experiencing positive macro economic trends: Software & services markets represent more than $3 billion in estimated annual customer spend Markets have estimated average blended annual growth rate in 5-10% range Intergraph's business transformation efforts have helped produce improved operating performance and a solid financial position: 2005 operating income represents compound annual growth rate of over 55% from 2003 results 2005 operating margins more than doubled over 2003 results Strong balance sheet with approximately $300 million in cash & short-term investments as of December 31, 2005 (prior to any ASB make-up payment) Intergraph's track record of solid corporate governance illustrated by recent ISS Corporate Governance Quotient of 97+% relative to Russell 3000 index

Appendix

Operating income before restructuring and operating margin before restructuring are non-GAAP financial measures. They are not intended as substitutes for GAAP financial measures. The Company has provided this supplemental non-GAAP financial information because it provides meaningful information regarding the Company's results on a consistent and comparable basis for the periods presented. The Company believes investors use this information to evaluate period-to- period results and to understand potential future operating results. The Company encourages investors and other users of this information to review the Company's financial statements and other information contained within its reports filed with the Securities and Exchange Commission and not to rely on any single financial measure. A reconciliation of the non-GAAP financial measure to the most comparable GAAP measure is set forth on the next slide. Reconciliation of Operating Income/Margin Before Restructuring to Operating Income/Margin

Reconciliation of Operating Income/Margin Before Restructuring to Operating Income/Margin